UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2004

VERILINK CORPORATION
 (Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 JETPLEX CIRCLE
MADISON, AL  35758-8989
(Address of principal executive offices / Zip Code)

256.327.2001
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

          On February 5, 2004, Verilink Corporation (“Verilink”) acquired privately held XEL Communications, Inc., a provider of telecommunications business solutions. This amendment to Verilink’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 20, 2004, is filed to provide unaudited condensed pro forma financial information in connection with the acquisition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

          On February 5, 2004, Verilink purchased all of the outstanding shares of XEL Communications, Inc. (“XEL”) from The Kennedy Company, LLC for $7,650,000 in cash plus a convertible promissory note in the amount of $10,000,000.

          The unaudited pro forma condensed combined consolidated financial information gives effect to the acquisition of XEL by Verilink under the purchase method of accounting. The unaudited pro forma condensed combined consolidated balance sheet combines Verilink’s unaudited consolidated balance sheet and XEL’s unaudited balance sheet at January 2, 2004 as if the acquisition had occurred on January 2, 2004.

          The unaudited pro forma condensed consolidated statements of operations combine the historical results of operations of Verilink and XEL for the twelve months ended June 27, 2003 and the six months ended January 2, 2004, giving effect to the acquisition as if it had occurred at June 29, 2002.

          The pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results of financial position that would have occurred had the acquisition been effected for the periods indicated nor is it indicative of the future operating results or financial position of the Verilink.

          The pro forma adjustments are based upon the preliminary information and assumptions available at the time of the filing of this Form 8-K/A. The pro forma information should be read in conjunction with the historical audited and unaudited consolidated financial statements of Verilink, including the notes thereto, and the audited historical financial statements of XEL, including the notes thereto.

Verilink Corporation and XEL Communications, Inc.
Pro Forma Condensed Combined Consolidated Balance Sheet
(unaudited, in thousands)

	Historical Verilink	Historical XEL	Conforming Accounting Principles(1)		Pro Forma Adjustments			Pro Forma Combined

ASSETS
Current Assets:
Cash and cash equivalents	$10,445	$900	$			$(7,650)	(a)	$3,695
Short-term investments	127	—						127
Accounts receivable, net	3,719	2,651						6,370
Inventories, net	3,690	2,628						6,318
Other current assets	330	64						394

Total current assets	18,311	6,243				(7,650)		16,904
Property held for lease, net	6,365	—						6,365
Property, plant and equipment, net	1,389	175						1,564
Restricted cash	1,000	—						1,000
Other intangible assets, net	2,563	—				7,197	(a)	9,760
Goodwill	—	—				9,208	(a)	9,208
Other assets	448	4,009		(4,009)				448

Total assets	$30,076	$10,427		$(4,009)		$8,755		$45,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt and capital lease obligation	$733	$—	$		$			$733
Accounts payable	2,390	2,854						5,244
Accrued expenses	4,635	1,559				280	(a)	6,474
Accrued purchase consideration	1,853	—						1,853

Total current liabilities	9,611	4,413				280		14,304
Long-term debt and capital lease obligation	3,381							3,381
Convertible notes	—	—				10,480	(a)	10,480

Total liabilities	12,992	4,413				10,760		28,165
Stockholders’ equity	17,084	6,014		(4,009)		(2,005)	(a),(b)	17,084

Total liabilities and stockholders’ equity	$30,076	$10,427		$(4,009)		$8,755		$45,249

(1) Represents reclassification of  notes receivable from affiliates included in the historical XEL balance sheet to conform to Verilink accounting practices.

See accompanying notes to unaudited pro forma condensed combined consolidated financial information.

Verilink Corporation and XEL Communications, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations
(unaudited, in thousands, except per share amounts)

	Year Ended June 27, 2003

	Historical Verilink	Historical XEL	Pro Forma Adjustments		Pro Forma Combined

Net sales	$28,104	$19,592	$—		$47,696
Cost of sales	13,939	13,557			27,496

Gross profit	14,165	6,035	—		20,200
Operating expenses:
Research and development	3,985	1,378			5,363
Selling, general and administrative	7,586	4,043	580	(c)	12,209
In-process research and development	316	—			316

Total operating expenses	11,887	5,421	580		17,888
Income (loss) from operations	2,278	614	(580)		2,312
Interest and other income, net	656	45	(96)	(d)	605
Interest expense	(181)	—	(734)	(e)	(915)

Income (loss) before provision for income taxes	2,753	659	(1,410)		2,002
Provision for income taxes	—	—	—		—

Net income (loss) before cumulative change in accounting principle, relating to goodwill	2,753	659	(1,410)		2,002
Cumulative effect of change in accounting principle, relating to goodwill	(1,233)				(1,233)

Net income (loss)	$1,520	$659	$(1,410)		$769

Net income per share - basic and diluted:
Net income (loss) before cumulative change in accounting principle, relating to goodwill	$0.18				$0.13
Cumulative effect of change in accounting principle, relating to goodwill	$(0.08)				$(0.08)

Net income	$0.10				$0.05

Weighted average shares outstanding:
Basic	14,871				14,871

Diluted	15,294				15,294

Potential common shares from conversion of the convertible notes totaling 1,968,445 shares were not included in the computation of diluted earnings per share because the inclusion of such shares would have been antidilutive.

See accompanying notes to unaudited pro forma condensed combined consolidated financial information.

Verilink Corporation and XEL Communications, Inc.
Pro Forma Condensed Combined Consolidated Statement of Operations
(unaudited, in thousands, except per share amounts)

	Six Months Ended January 2, 2004

	Historical Verilink	Historical XEL	Pro Forma Adjustments		Pro Forma Combined

Net sales	$18,684	$12,220	$—		$30,904
Cost of sales	9,359	8,859			18,218

Gross profit	9,325	3,361	—		12,686
Operating expenses:
Research and development	2,832	728			3,560
Selling, general and administrative	4,936	2,126	290	(c)	7,352

Total operating expenses	7,768	2,854	290		10,912
Income (loss) from operations	1,557	507	(290)		1,774
Interest and other income, net	416	46	(48)	(d)	414
Interest expense	(73)	—	(367)	(e)	(440)

Income (loss) before provision for income taxes	1,900	553	(705)		1,748
Provision for income taxes	—	—	—		—

Net income (loss)	$1,900	$553	$(705)		$1,748

Net income per share - basic	$0.13				$0.12

Net income per share - diluted	$0.12				$0.11

Weighted average shares outstanding:
Basic	14,751				14,751

Diluted	16,193				16,385

Potential common shares from conversion of the convertible notes totaling 1,968,445 shares were not included in the computation of diluted earnings per share because the inclusion of such shares would have been antidilutive.

See accompanying notes to unaudited pro forma condensed combined consolidated financial information.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Information

Note 1 - Pro Forma Adjustments

          The following adjustments were applied to the historical condensed consolidated financial statements to arrive at the pro forma condensed combined consolidated financial statements.

           (a) On February 5, 2004 Verilink Corporation completed its acquisition of XEL Communications, Inc. The acquisition was accounted for using the purchase method, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on the estimated fair value as of the acquisition date. The allocation of the purchase price, assuming the acquisition occurred on January 2, 2004, for pro forma purposes, is as follows:

Cash paid at closing	$7,650,000
Convertible note issued	10,000,000
Estimated acquisition costs	760,000

$18,410,000

Tangible assets	$6,418,000
Goodwill	9,208,000
Intangible assets	7,197,000
Liabilities assumed	(4,413,000)

$18,410,000

          The broker’s fee related to this transaction of $480,000 is included in estimated acquisition costs, and was paid through the issuance of a convertible promissory note.

           (b) Amounts due from affiliates were forgiven as part of the acquisition, which totaled $4,009,000 as of January 2, 2004.

           (c) Adjustment reflects the amortization of the amount of the purchase price allocated to identified intangible assets over a period of twelve months for the period ended June 27, 2003 and six months for the period ended January 2, 2004. The intangibles are being amortized as follows:

Intangible Asset	Amount	Economic Useful Life

Customer relations	$5,096,000	15 years
Acquired technologies	685,000	7 years
Trade names / trademarks	1,416,000	10 years

	$7,197,000

           (d) Reflects the adjustment to reduce interest income as a result of lower cash and cash equivalents balance.

           (e) Reflects the adjustment for interest expense at 7% on the notes issued in connection with the acquisition.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: April 20, 2004	By:

C. W. Smith
Vice President and Chief Financial Officer